UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2011

Family Dollar Stores, Inc.

(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Monroe Road Charlotte, North Carolina		28201-1017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2012 Named Executive Officer Compensation.

On September 7, 2011, the Leadership Development and Compensation Committee approved fiscal year 2012 annual compensation packages for the Company’s principal executive officer (“PEO”), principal financial officer (“PFO”) and the three most highly compensated executive officers other than the PEO and PFO who were serving as executive officers of the Company at the end of the Company’s fiscal year ended August 27, 2011 (collectively, “named executive officers”), as follows:

Name	Base Salary (1)	Target Cash Bonus Award (% of base compensation) (2)	Long-Term Incentives (3)

Howard R. Levine, Chairman of the Board and Chief Executive Officer (PEO)	$1,050,000	120%	$3,000,000

R. James Kelly, President and Chief Operating Officer	$755,000	75%	$1,820,000

Dorlisa K. Flur, Executive Vice President – Chief Merchandising Officer	$450,000	55%	$500,000

Charles S. Gibson, Jr., Executive Vice President – Supply Chain	$430,000	55%	$400,000

Kenneth T. Smith, Senior Vice President – Chief Financial Officer (PFO)	$325,000	40%	$250,000

(1)	Increases to base salaries effective October 16, 2011.
(2)	Pursuant to the Company’s 2006 Incentive Plan.
(3)	Pursuant to the Company’s 2006 Incentive Plan. Represents a dollar value for an award of equity consisting of Performance Share Rights (“PSRs”) for the Fiscal 2012 - 2014 Performance Period and stock options to be granted on a future date in accordance with the Company’s equity award policy. Such dollar value will be divided equally between stock options and PSRs at target at the time of grant based upon fair values determined in accordance with FASB ASC Topic 718.

The foregoing does not constitute a complete summary of the compensation terms of the named executive officers and reference is made to the following Company plans with respect to various aspects of the compensation packages awarded to each named executive officer: (i) Family Dollar Stores, Inc. 2006 Incentive Plan (filed as Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on December 7, 2010); (ii) Family Dollar Stores, Inc.

2006 Incentive Plan Guidelines for Long-Term Incentive Performance Share Rights Awards (filed as Exhibit 10.1 to the Company’s Form 8-K filed with the SEC on October 16, 2009); (iii) Family Dollar Stores, Inc. 2006 Incentive Plan 2006 Non-Qualified Stock Option Grant Program (filed as Exhibit 10.3 to the Company’s Form 8-K filed with the SEC on January 25, 2006); and (iv) the Family Dollar Stores, Inc. 2006 Incentive Plan Guidelines for Annual Cash Bonus Awards (filed as Exhibit 10.1 to the Company’s Form 10-Q filed with the SEC on July 6, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date: September 9, 2011	By:	/s/ James C. Snyder, Jr.
Senior Vice President, General Counsel and Secretary